UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 22361

Dreyfus Dynamic Alternatives Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2010

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Consolidated Statement of Investments
10	Consolidated Statement of Financial Futures
11	Consolidated Statement of Options Written
12	Consolidated Statement of Assets and Liabilities
13	Consolidated Statement of Operations
14	Consolidated Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Consolidated Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Dynamic Alternatives
Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Dynamic Alternatives Fund, Inc., covering the period between the fund’s inception on March 9, 2010, and October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of March 9, 2010, through October 31, 2010, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches, and Joseph Miletich, Portfolio Managers

Fund and Market Performance Overview

For the period between the fund’s inception on March 9, 2010, and October 31, 2010, Dreyfus Dynamic Alternatives Fund’s Class A shares produced a total return of –2.08%, Class C shares returned –2.56% and Class I shares returned –1.84%.1 In comparison, the fund’s benchmark, the HFRI Fund Weighted Composite Index (the “HFRI Index”), produced a total return of 7.04% from February 28, 2010, through October 31, 2010.2 Our analyses indicated that hedge funds likely benefited from short U.S. Treasury positions but were hurt by exposure to the U.S. dollar during the reporting period. The fund produced returns that were lower than its benchmark, due mainly to short positions across a variety of equity markets.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income) that approximates or exceeds the total return of a diversified portfolio of hedge funds included in the HFRI Index. To pursue its goal, the fund follows a hedge fund beta replication strategy designed to provide investment exposure to a diversified portfolio of hedge funds included in the HFRI Index, combined with a managed futures replication strategy designed to mitigate downside risks of its hedge fund beta replication strategies.The fund normally will use derivative instruments—particularly futures, options, swaps and forward contracts—on U.S. and non-U.S. equity and fixed-income securities, securities indices, currencies, commodities and other instruments.

When selecting investments in connection with the hedge fund beta replication strategy, we employ statistical models to estimate the market exposures (or betas) that drive the HFRI Index’s returns.When selecting investments to mitigate risks, we estimate the exposures that drive the aggregate returns of certain commodity trading advisors in the HFRI Index.To determine the allocation of fund assets, we use a proprietary macro risk allocation model.We then implement the allocation through a combination of long and short positions in equity index futures and options, U.S. Treasury and foreign sovereign bond futures, currency forward contracts, commodity and commodity index futures, and index total rate of return swaps.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Concerns Sparked Market Volatility

Early in the reporting period, stocks, bonds and many commodities were driven higher amid heightened volatility as investors reacted to continually improving economic data.Although the fund began operations in the midst of an economic recovery, investor confidence was soon shaken by a sovereign debt crisis in Europe. In the United States, mixed housing and employment data and a catastrophic oil spill in the Gulf of Mexico added to uncertainty. As investor sentiment deteriorated during the spring and summer, financial markets declined sharply. However, investors’ fears at the time may have been overblown. Corporate earnings generally continued to improve, and the U.S. and global economies remained on mildly upward trajectories, sparking market rallies in September and October that erased the reporting period’s previous losses.

Replication Strategy Lagged Market Averages

Our models suggested that hedge funds were short U.S.Treasury securities and long the U.S. dollar during the reporting period.This positioning would have produced mixed results, as U.S.Treasuries rallied and the U.S. dollar lost value in anticipation of a new round of quantitative easing by the Federal Reserve Board.

As hedge fund returns and market conditions evolved, we made tactical shifts in the fund’s exposure across and within asset classes. Most significantly, we changed from an extremely bearish view on the U.S. dollar to a mildly bullish view.We also purchased U.S.Treasury securities across the maturity spectrum.To a lesser degree, we increased the fund’s long position in emerging-markets equities, and we reduced a long position in small-cap stocks.

However, our replication strategies did not match the results provided by the broader hedge-fund market.The shortfall was primarily due to short positions across a variety of stock indices, most notably the NASDAQ 100 Index and, to a lesser extent, the MSCI EAFE Index and European stocks.The managed futures employed in our risk management strategy also produced lower returns than the HFRI Index.

Relative weakness stemming from these positions was offset to a significant degree by others.The fund’s long positions in emerging-markets equities and U.S. small-cap stocks proved to be the greatest positive contributors to relative performance. The fund’s investments in commodities—namely long positions in corn and gold—also contributed positively to the fund’s results.

Positioned for Further Recovery

As of the reporting period’s end, we have established a net long position in global equities, with an emphasis on the emerging markets. In anticipation of low to moderate inflation expectations, the fund has maintained long positions in the sovereign bonds of the United States and Europe. Among commodities, the fund holds a long position in gold, as major currencies may continue to encounter political and market uncertainty. In our judgment, these strategies potentially position the fund for continued economic recovery with mild increases in inflation expectations.

November 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.
A small investment in derivatives could have a potentially large impact on the fund’s performance.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.
The use of leverage, such as entering into futures contracts and forward currency contracts, engaging in forward commitment transactions, and engaging in reverse repurchase agreements, may magnify the fund’s gains and losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.
The fund does not invest in hedge funds.The fund, however, seeks investment exposure to the asset categories and investment strategies that drive the aggregate returns of a diversified portfolio of hedge funds and commodity trading advisors included in the HFRI Index. Because hedge funds are often illiquid and highly leveraged, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the potentially significant risks.
The fund is not an index fund.The fund, however, follows a hedge fund beta replication strategy combined with a managed futures replication strategy designed to provide investment exposure to the HFRI Index.The HFRI Index may not provide an accurate representation of hedge fund returns or the returns of commodity trading advisors managing funds using momentum or long volatility strategies.
The fund’s performance attributable to its hedge fund beta replication strategy may not correlate to that of the HFRI Index because the strategy may not successfully indentify or be able to replicate the common factors that drive the aggregate returns of the HFRI Index.
To the extent the fund has investment exposure to foreign markets, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 31,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	Source: BLOOMBERG L.P. – The HFRI Index is a fund-weighted (equal-weighted) index designed to measure the total returns (net of fees) of the approximately 2,000 hedge funds that comprise the Index. Constituent funds must have either $50 million under management or a track record of greater than 12 months.The HFRI Index consists only of hedge funds. Investors cannot invest directly in any index. Returns are calculated on a month-end basis.
The HFRI Fund Weighted Composite Index is a trademark of Hedge Fund Research, Inc.
(“HFR”) and has been licensed for use by The Dreyfus Corporation in connection with Dreyfus
Dynamic Alternatives Fund (the “Fund”). HFR makes no recommendation or representation regarding the Fund or the advisability of investing in it.

The Fund 5

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Dynamic
Alternatives Fund, Inc. on 3/9/10 (inception date) to a $10,000 investment made in the HFRI Fund Weighted
Composite Index (the “Index”) on that date. For comparative purposes, the value of the Index on 2/28/10 is used as the beginning value on 3/9/10.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all classes.
The Index is a fund-weighted (equal-weighted) index designed to measure the total returns (net of fees) of the approximately 2,000 hedge funds that comprise the Index. Constituent funds must have either $50 million under management or a track record of greater than 12 months.The HFRI Index consists only of hedge funds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expenses section of the prospectus and elsewhere in this report.

Actual Aggregate Total Returns as of 10/31/10

	Inception	From
	Date	Inception
Class A shares
with maximum sales charge (5.75%)	3/9/10	–7.69%
without sales charge	3/9/10	–2.08%
Class C shares
with applicable redemption charge †	3/9/10	–3.53%
without redemption	3/9/10	–2.56%
Class I shares	3/9/10	–1.84%
HFRI Fund Weighted Composite Index††	2/28/10	7.04%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 2/28/10 is used as the beginning value on 3/9/10.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Dynamic Alternatives Fund, Inc. from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.27	$ 11.01	$ 6.02
Ending value (after expenses)	$987.90	$984.60	$990.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.37	$ 11.17	$ 6.11
Ending value (after expenses)	$1,017.90	$1,014.12	$1,019.16

† Expenses are equal to the fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class C and 1.20% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS
October 31, 2010

	Principal
Short-Term Investments—80.1%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.14%, 11/18/10	10,300,000	10,299,505
0.14%, 12/23/10	620,000 [a]	619,875
Total Short-Term Investments
(cost $10,919,177)		10,919,380

Other Investment—19.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,660,000)	2,660,000 [b]	2,660,000

Total Investments (cost $13,579,177)	99.6%	13,579,380
Cash and Receivables (Net)	.4%	51,867
Net Assets	100.0%	13,631,247

a	Partially held by a broker as collateral for open financial futures positions.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)
Short-Term/Money Market Investments	99.6

† Based on net assets.
See notes to consolidated financial statements.

The Fund 9

CONSOLIDATED STATEMENT OF
FINANCIAL FUTURES
October 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2010 ($)
Futures Long
Copper	1	93,337	December 2010	7,247
Corn	6	174,600	December 2010	41,679
Dollar Index	10	774,570	December 2010	(52,519)
Euro-Bond	1	179,616	December 2010	(2,149)
Euro Stoxx 50	1	39,459	December 2010	924
FTSE 100	12	1,086,095	December 2010	11,195
Gold	2	271,520	December 2010	22,513
Goldman Sachs Commodity Index	1	141,000	November 2010	(854)
Long Gilt	1	197,228	December 2010	297
MSCI Emerging Markets E-Mini	33	1,831,170	December 2010	103,078
Russell 2000 Mini	11	772,420	December 2010	56,715
Standard & Poor’s 500 E-mini	12	707,820	December 2010	37,683
Sugar #11	4	130,458	March 2011	23,663
U.S. Treasury 2 Year Notes	5	1,099,922	December 2010	6,083
U.S. Treasury 10 Year Notes	3	378,844	December 2010	6,525
Futures Short
Crude Oil	1	(81,430)	December 2010	(2,994)
NASDAQ 100 E-Mini	12	(509,280)	December 2010	(55,718)
Natural Gas	2	(85,300)	January 2011	13
TOPIX	2	(200,124)	December 2010	3,410
Gross Unrealized Appreciation				321,025
Gross Unrealized Depreciation				(114,234)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN
October 31, 2010

	Number of
	Contracts	Value ($)
Call Options;
S&P 500 E-mini,
November 2010 @ 1,175
(Premiums received $2,421)	2 [a]	(2,450)

a Non-income producing security.
See notes to consolidated financial statements.

The Fund 11

CONSOLIDATED STATEMENT OF ASSETS
AND LIABILITIES
October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		10,919,177	10,919,380
Affiliated issuers		2,660,000	2,660,000
Cash			34,753
Unrealized appreciation on forward foreign
currency exchange contracts—Note 3			31,362
Receivable for futures variation margin—Note 3			19,080
Receivable for investment securities sold			7,253
Receivable for shares of Common Stock subscribed			2,559
Dividend and interest receivable			479
Prepaid expenses			58,263
Due from The Dreyfus Corporation and affiliates—Note 2(c)			13,560
			13,746,689
Liabilities ($):
Unrealized depreciation on forward foreign
currency exchange contracts—Note 3			18,541
Payable for shares of Common Stock redeemed			9,294
Payable for investment securities purchased			3,156
Outstanding options written, at value (premiums received
$2,421)—See Statement of Options Written—Note 3			2,450
Payable for license fee			1,139
Accrued expenses			80,862
			115,442
Net Assets ($)			13,631,247
Composition of Net Assets ($):
Paid-in capital			13,677,053
Accumulated net realized gain (loss) on investments			(269,357)
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions and foreign currency transactions
(including $206,791 net unrealized appreciation on financial futures)			223,551
Net Assets ($)			13,631,247

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	3,460,223	1,017,370	9,153,654
Shares Outstanding	282,598	83,458	746,270
Net Asset Value Per Share ($)	12.24	12.19	12.27

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS
From March 9, 2010 (commencement of operations) to October 31, 2010

Investment Income ($):
Income:
Interest	8,686
Dividends;
Affiliated issuers	2,654
Total Income	11,340
Expenses:
Management fee—Note 2(a)	72,614
Auditing fees	70,936
Organization expense	64,667
Legal fees	40,672
Registration fees	37,379
Shareholder servicing costs—Note 2(c)	11,352
License fee—Note 1	7,260
Prospectus and shareholders’ reports	7,225
Distribution fees—Note 2(b)	4,883
Custodian fees—Note 2(c)	1,507
Directors’ fees and expenses—Note 2(d)	742
Miscellaneous	8,672
Total Expenses	327,909
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 2(a)	(229,206)
Less—reduction in fees due to earnings credits—Note 2(c)	(2)
Net Expenses	98,701
Investment (Loss)—Net	(87,361)
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments and foreign currency transactions	(7)
Net realized gain (loss) on options transactions	(77,477)
Net realized gain (loss) on financial futures	(266,330)
Net realized gain (loss) on forward foreign currency exchange contracts	(12,670)
Net Realized Gain (Loss)	(356,484)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	3,968
Net unrealized appreciation (depreciation) on options transactions	(29)
Net unrealized appreciation (depreciation) on financial futures	206,791
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	12,821
Net Unrealized Appreciation (Depreciation)	223,551
Net Realized and Unrealized Gain (Loss) on Investments	(132,933)
Net (Decrease) in Net Assets Resulting from Operations	(220,294)

See notes to consolidated financial statements.

The Fund 13

CONSOLIDATED STATEMENT OF
CHANGES IN NET ASSETS
From March 9, 2010 (commencement of operations) to October 31, 2010

Operations ($):
Investment (loss)—net	(87,361)
Net realized gain (loss) on investments	(356,484)
Net unrealized appreciation (depreciation) on investments	223,551
Net Increase (Decrease) in Net Assets
Resulting from Operations	(220,294)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,483,477
Class C Shares	1,012,831
Class I Shares	10,456,854
Cost of shares redeemed:
Class A Shares	(6,456)
Class I Shares	(1,195,165)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	13,751,541
Total Increase (Decrease) in Net Assets	13,531,247
Net Assets ($):
Beginning of Period—Note 1	100,000
End of Period	13,631,247
Capital Share Transactions (Shares):
Class A
Shares sold	279,938
Shares redeemed	(540)
Net Increase (Decrease) in Shares Outstanding	279,398
Class C
Shares sold	81,058
Class I
Shares sold	843,578
Shares redeemed	(99,708)
Net Increase (Decrease) in Shares Outstanding	743,870
See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from March 9, 2010 (commencement of operations) to October 31, 2010. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s consolidated financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment (loss)—net[a]	(.10)	(.16)	(.07)
Net realized and unrealized
gain (loss) on investments	(.16)	(.15)	(.16)
Total from Investment Operations	(.26)	(.31)	(.23)
Net asset value, end of period	12.24	12.19	12.27
Total Return (%)[b]	(2.08)[c]	(2.56)[c]	(1.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	5.10	5.88	4.06
Ratio of net expenses to average net assets[d]	1.45	2.20	1.20
Ratio of net investment (loss)
to average net assets[d]	(1.30)	(2.05)	(1.04)
Portfolio Turnover Rate	—	—	—
Net Assets, end of period ($ x 1,000)	3,460	1,017	9,154

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.
See notes to consolidated financial statements.

The Fund 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Dynamic Alternatives Fund, Inc. (the “fund”) had no operations until March 9, 2010 (commencement of operations) other than matters relating to its organization and registration as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”) and the sale and issuance of 3,200 shares of Class A, 2,400 shares of Class C and 2,400 shares of Class I Common Stock (“Initial Shares”) to The Dreyfus Corporation (the “Manager” or “Dreyfus”). The fund’s investment objective is to seek total return (consisting of capital appreciation and income) that approximates or exceeds the total return of a diversified portfolio of hedge funds included in the HFRITM Fund Weighted Composite Index (“HFRI Index”).The HFRI Index is a Trademark of the Hedge Fund Research, Inc. (“HFR”) and has been licensed for use by Dreyfus in connection with the fund.The fund has agreed to pay a fee for the use of this license. HFR makes no recommendation or representation regarding the fund or the advisability of investing in the fund. The Manager, a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Manager has engaged its affiliate, Mellon Capital Management Corporation (the “Sub-Adviser” or “Mellon Capital”), to serve as the fund’s sub-investment adviser and to provide day-to-day management of the fund’s investments, subject to the supervision of the Manager.

The fund may invest in certain commodities through its investment in Dreyfus Alternatives Fund Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands.The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. As of October 31, 2010, the fund held $2,341,179 in the Subsidiary, representing 17.18% of the fund’s net assets.

The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 243,200 Class A, 82,400 Class C and 82,400 Class I shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of the exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	2,660,000	—	—	2,660,000
U.S. Treasury	—	10,919,380	—	10,919,380
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†	—	31,362	—	31,362
Futures†	321,025	—	—	321,025
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†	—	(18,541)	—	(18,541)
Futures†	(114,234)	—	—	(114,234)
Options Written	(2,450)	—	—	(2,450)

†	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s consolidated financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Fund 21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	3/9/2010 ($)	Purchases ($)	Sales ($) 10/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	12,299,000	9,639,000 2,660,000	19.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $143,301 and unrealized appreciation $97,495.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, the carryover expires in expires in fiscal 2018.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and fund start-up costs, the fund increased accumulated undistributed investment income-net by $87,361, increased accumulated net realized gain (loss) on investments by $87,127 and decreased paid-in capital by $174,488. Net assets and net asset value per share were not affected by this reclassification.

The Fund 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, until March 31, 2011, to waive receipt of its fees and/or assume the direct expenses of the fund, and the operating costs of the Subsidiary, so that the expenses of none of the classes (excluding the fund’s Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.20%. In addition, the Manager has contractually agreed, until March 31, 2011 and thereafter for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This undertaking may not be terminated, until March 31, 2011, unless the Manager obtains the prior approval of the fund’s Board of Directors.The expense reimbursement, pursuant to the undertaking, amounted to $229,206 during the period ended October 31, 2010.

Pursuant to a sub-investment advisory agreement between the Manager and Mellon Capital, the Manager pays Mellon Capital a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended October 31, 2010, the Distributor retained $44 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $4,883, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services pro-

vided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $5,056 and $1,628, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $100 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Consolidated Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $27 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Consolidated Statement of Operations.These fees were partially offset by earnings credits of $2.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

The Fund 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2010, the fund was charged $1,507 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees $9,105, Rule 12b-1 distribution plan fees $642, shareholder services plan fees $940, custodian fees $428, chief compliance officer fees $2,248 and transfer agency per account fees $51, which are offset against an expense reimbursement currently in effect in the amount of $26,974.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege.

NOTE 3—Securities Transactions:

During the period October 31, 2010, there were no purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	213,005	Equity risk[1,2]	(58,168)
Interest rate risk[1]	12,905	Interest rate risk[1]	(2,149)
Commodity risk[1]	95,115	Commodity risk[1]	(3,848)
Foreign exchange risk[3]	31,362	Foreign exchange risk[1,4]	(71,060)
Gross fair value of
derivatives contracts	352,387		(135,225)

Consolidated Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated
Statement of Financial Futures, but only the unpaid variation margin is reported in the
Consolidated Statement of Assets and Liabilities.
2	Outstanding options written, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[5]	Options[6]	Contracts[7]	Total
Equity	(180,616)	(77,477)	—	(258,093)
Interest rate	(115,638)	—	—	(115,638)
Commodity	(87,127)	—	—	(87,127)
Foreign exchange	117,051	—	(12,670)	104,381
Total	(266,330)	(77,477)	(12,670)	(356,477)

The Fund 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[8]	Options[9]	Contracts[10]	Total
Equity	157,287	(29)	—	157,258
Interest rate	10,756	—	—	10,756
Commodity	91,267	—	—	91,267
Foreign exchange	(52,519)	—	12,821	(39,698)
Total	206,791	(29)	12,821	219,583

Consolidated Statement of Operations location:

5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on options transactions.
7	Net realized gain (loss) on forward foreign currency exchange contracts.
8	Net unrealized appreciation (depreciation) on financial futures.
9	Net unrealized appreciation (depreciation) on options transactions.
[10] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2010:

Value ($)
Equity futures contracts	4,727,703
Interest rate futures contracts	2,654,855
Commodity futures contracts	761,073
Foreign currency futures contracts	1,223,992
Equity options contracts	17,300
Forward contracts	234,802

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk, commodity risk and foreign currency risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board ofTrade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Consolidated Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is

The Fund 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	(Loss) ($)
Contracts outstanding
March 9, 2010	—	—
Contracts written	22	31,634
Contracts terminated:
Contracts closed	20	29,213	50,522	(21,309)
Contracts outstanding
October 31, 2010	2	2,421

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Consolidated Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonper-formance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/15/2010	268,000	245,355	260,989	15,634
British Pound,
Expiring 12/15/2010	50,000	79,623	80,088	465
Canadian Dollar,
Expiring 12/15/2010	107,000	103,518	104,791	1,273
Euro,
Expiring 12/15/2010	55,400	70,552	77,060	6,508
Euro,
Expiring 12/15/2010	63,000	87,728	87,631	(97)
Japanese Yen,
Expiring 12/15/2010	5,083,000	60,650	63,195	2,545
Mexican New Peso,
Expiring 12/15/2010	1,796,000	143,112	144,978	1,866
Swiss Franc,
Expiring 12/15/2010	115,000	113,839	116,910	3,071

The Fund 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Australian Dollar,
Expiring 12/15/2010	118,300	106,762	115,205	(8,443)
Australian Dollar,
Expiring 12/15/2010	63,700	57,750	62,033	(4,283)
Euro,
Expiring 12/15/2010	30,400	38,965	42,285	(3,320)
Mexican New Peso,
Expiring 12/15/2010	522,000	39,740	42,138	(2,398)
Gross Unrealized
Appreciation				31,362
Gross Unrealized
Depreciation				(18,541)

At October 31, 2010, the cost of investments for federal income tax purposes was $13,579,177; accordingly, accumulated net unrealized appreciation on investments was $203, consisting of $207 gross unrealized appreciation and $4 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Dynamic Alternatives Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statements of investments, financial futures and options written, of Dreyfus Dynamic Alternatives Fund, Inc. as of October 31, 2010, and the related consolidated statements of operations and changes in net assets and financial highlights for the period from March 9, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Dreyfus Dynamic Alternatives Fund, Inc. at October 31, 2010, and the consolidated results of its operations, changes in its net assets and the financial highlights for the period from March 9, 2010 to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

The Fund 33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since December 2009.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since December 2009.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2009.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since December 2009.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2009.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2009.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2009.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since December 2009.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2009.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2009.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since December 2009.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2009.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2009.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2009.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2009.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2009.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2009.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2009.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2009.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2009.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2009 and $61,690 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2009 and $0 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2009 and $0 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $4 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,383,429 in 2009 and $31,544,905 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Dynamic Alternatives Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: December 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date: December 23, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)